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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2001

Inhale Therapeutic Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-23556 (Commission File No.)	94-3134940 (IRS Employer Identification No.)

150 Industrial Road
San Carlos, CA 94070
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 631-3100

Item 5. Other Events

    On October 24, 2001, Inhale Therapeutic Systems, Inc., a Delaware corporation (the "Company"), announced its financial results for the third quarter and nine months ended September 30, 2001 and provided additional information with respect to the status of certain of its collaborative arrangements. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit Number	Description
99.1	Press Release titled "Inhale Announces Third Quarter 2001 Results" dated October 24, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INHALE THERAPEUTIC SYSTEMS, INC.
Dated: October 24, 2001	By:	/s/ Brigid A. Makes /s/ Brigid A. Makes Chief Financial Officer and Vice President (Principal Financial and Accounting Officer)

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE